MOHR INDUSTRY NAV ETF

Ticker Symbol: INAV

Primary Listing Exchange for the Fund: Cboe BZX Exchange, Inc.

(a series of the Collaborative Investment Series Trust)

Supplement dated August 21, 2024 to the Prospectus, Summary Prospectus and

Statement of Additional Information (“SAI”) of Mohr Industry Nav ETF December 4, 2023, as supplemented.

Effective immediately, the Prospectus and Summary Prospectus for Mohr Industry Nav ETF (the “Fund”) are hereby revised as described below.

The fee table and expense example are restated as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses(1)	0.88%
Acquired Fund Fees and Expenses (2)	0.15%
Total Annual Fund Operating Expenses	1.73%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.
(2)	Acquired Fund Fees and Expenses, which are estimated for the Fund’s initial fiscal year, are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s highlights because the financial statements include only direct operating expenses incurred by the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$176	$545

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI dated December 4, 2023 for Mohr Industry Nav ETF. The Summary Prospectus, Prospectus and SAI provide information that you should know about the Fund before investing and should be retained for future references. These documents are available upon request and without charge by calling (866) 464-6608.